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                                                                 EXHIBIT 10.9.1



                             FIRST AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This FIRST AMENDMENT ("Amendment") is dated as of August 1, 1999, by and between WFS FINANCIAL INC, a California corporation ("WFS"), and WESTERN FINANCIAL BANK, a federally-chartered savings bank (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT ("Agreement") entered into by the parties on June 15, 1999.

                                    RECITALS

A. The Agreement is being amended to reflect a change in the interest spread for secured .

                                    AGREEMENT

         In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

     1.  CERTAIN DEFINITIONS

         The definition of "INTEREST SPREAD" is hereby amended as follows:

         "INTEREST SPREAD" shall mean (i) one and one-eighth percent (1.125) with respect to any Obligations not secured by Collateral acceptable to the Bank in its sole discretion, and (ii) three-eighths of one percent (.375) with respect to any Obligations secured by Collateral acceptable to the Bank in its sole discretion.


         Except as specifically amended herein, all terms of the Agreement as previously amended shall remain in full force and effect. Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC

/s/ THOMAS A. WOLFE
--------------------------------                               October 26, 1999
Thomas A. Wolfe, President


WESTERN FINANCIAL BANK

/s/ LEE A. WHATCOTT
--------------------------------                               October 26, 1999
Lee A. Whatcott, Executive Vice President
and Chief Financial Officer